SOW # 100-010


                        TECHALT/ARIAS STATEMENT OF WORK

This Statement of Work Agreement # 100-010 ("SOW") between TechAlt, Inc., a Nevada corporation, and Arias Technology Corporation, Inc. ("Arias Technology Corporation" or "Supplier") is for services under the Urban Area Initiative and specifically the Mobile Video and Data Network System as awarded by Cook County, IL ("Cook County" or "County" or "Customer") to International Business Machines (IBM), hereafter known as the Project, and incorporates the following:

        o  TechAlt Master Agreement ("Agreement") #2004-100
        o  Appendix A - Payments & Pricing
        o  Appendix B - Project Change Control Procedure
        o  Appendix C - Definitions
        o  Appendix D - Additional Terms & Conditions
        o Appendix E - Form for Acceptance of Deliverables and Copyright Assignment

This SOW is effective beginning on 10-01-2004 and will remain in effect until 06-30-2005.

Cook County as defined herein shall include, without limitation, IBM as the Prime Contractor, the legal governing body of Cook County, Illinois, and all Cook County approved installation locations as shown on approved WA's. Changes to this SOW will be administered through the procedure described in "Appendix B
- Project Change Control Procedure".
------------------------------------------------------------------------------

Each of us agrees that the complete agreement between us about this transaction consists of: 1) this Statement of Work, and 2) the Agreement referenced above and its applicable Attachments and Transaction Documents. This SOW is not a work authorization.


Agreed to:                                   Agreed to:
TECHALT, INC.                                ARIAS TECHNOLOGY CORPORATION, INC.
By:                                          By:


------------------------------              -----------------------------------
   Authorized Signature                            Authorized Signature
    BARBARA Y. ROBERTS                                 RAY ARIAS
-----------------------------               -----------------------------------
     Printed Name                                     Printed Name


------------------------------              -----------------------------------
     Date:                                             Date:

   VP Business Development                             President
-------------------------------             -----------------------------------
    Title & Organization                           Title & Organization
-------------------------------             -----------------------------------
    Corporation Address:                           Corporation Address:
         TechAlt, Inc.                       Arias Technology Corporation, Inc.
3311 North Kennicott Ave, Suite A             566 W. Lake Street, Suite 490
Arlington Heights, IL  60004                        Chicago, IL 60661
            USA                                            USA

                                TABLE OF CONTENTS
                                -----------------

  1.0  KEY ASSUMPTIONS........................................................1
  2.0  ARIAS TECHNOLOGY CORPORATION SERVICES .................................1
       2.1   Perform Pilot Test...............................................1

  3.0  SAFETY.................................................................1
       3.1  Equipment.........................................................1
       3.2  Installation Services.............................................1

  4.0  ESTIMATED SCHEDULE.....................................................1

  APPENDIX A.    PAYMENTS & PRICING...........................................1
A.1 Training & Documentation..................................................2
A.2 Labor Rates...............................................................3
A.3 TechAlt Corporation Program Products,
Pre-existing Materials, and Developed Works...................................4

  APPENDIX B.    PROJECT CHANGE CONTROL PROCEDURE.............................1

  APPENDIX C.    DEFINITIONS..................................................1

  APPENDIX D.    ADDITIONAL TERMS & CONDITIONS................................1
D.1     Arias Technology Corporation's Use of Subcontractors..................1
D.2     Termination of Arias Technology Corporation
        Maintenance Services..................................................1
D.3     Warranty Term.........................................................1
D.4     Risk of Loss, Theft, or Damage........................................1
D.5     Proprietary Rights....................................................1
D.6     Licensed Software.....................................................1
D.7     Equipment.............................................................2
D.8     Unanticipated Services................................................2
D.9     Acceptance Procedures.................................................2
D.10    Representations and Warranties........................................3
D.11    Supplier Personnel....................................................5
D.12    Delay by the County...................................................6
D.13    Unit Prices Firm......................................................6
D.14    Conflict of Interest..................................................6
D.15    County Policies.......................................................6
D.16    Transition Services...................................................8
  APPENDIX E.    FORM FOR ACCEPTANCE OF
  DELIVERABLES AND COPYRIGHT ASSIGNMENT                                       2

STATEMENT OF WORK

1.0  KEY ASSUMPTIONS
-------------------------------------------------------------------------------

This Statement of Work (SOW) is based on the key assumptions below. Any assumptions found invalid could have an effect on price or schedule and will be handled in accordance with "Appendix B - Project Change Control Procedure".

  1. Quote for the in-car solution assumes a standard mount for a Crown Victoria, prior to cage being installed, console does not interfere with standard computer mount, available space on the package shelf, and will be in service for 3 years. If there is variation, this would require a price change order.

  2. Vehicles installations will occur at a TechAlt, Inc. authorized facility

  3. TechAlt, Inc. minimum requirement for in car computer includes 500MHZ, Windows 2000 or later, 128MB Ram, 10MB free disk space, Windows .Net framework, Internet explorer v5.5 or later, 1 USB Ports, 1 Ethernet Port, power draw equivalent to a Panasonic Toughbook 29, and 800x600 video resolution.

  4. TechAlt at the request of Supplier, may perform assigned tasks under this SOW, and Supplier shall invoice under this SOW, at the rate(s) defined in Appendix A2.

2.0      ARIAS TECHNOLOGY CORPORATION SERVICES
-------------------------------------------------------------------------------

Arias Technology Corporation will perform the following tasks for TECHALT, INC./Cook County in accordance with the terms and conditions of the TechAlt Master Agreement ("Agreement"). Services will be provided at Cook County, or TechAlt, Inc. approved facilities.

2.1      PERFORM PILOT TEST
         ------------------
    TASK DESCRIPTION: In this task, and for the fees described herein, Supplier shall, in accordance with the Project Plan, and in accordance with procedures mutually agreed to by TECHALT, INC. and Supplier, conduct a one-time end-to-end test of all of Supplier's components/services of the Project at a location designated by TECHALT, INC./Cook County. Successful completion of this pilot test (including testing all system components including vehicle components, hotspot components, and strongbox) is required before additional installations can be performed under this SOW. In accordance with the acceptance testing provisions of this SOW, the TECHALT, INC. project manager must signoff on Acceptance of all the Pilot testing activities for the components and services provided by Supplier, and such signoff must occur prior to proceeding with the remaining deployment scheduled as part of the Project.

     The subtasks that Supplier shall perform as part of pilot testing are:
1. Training will be conducted on a maximum of five vehicles. The training session will be up to eight (8) hours in length with a group size of up to fifteen (15) individuals.

    COMPLETION CRITERIA: This task will be complete when Supplier has completed all of the activities described above with respect to all of the equipment identified above and IBM's Project Manager has, in accordance with the SOW, signed off on the Pilot Completion Checklist. Those components of the Pilot Completion Checklist that are signed off by the Customer will be approved for further implementation.

    KEY DELIVERABLES: The following key Deliverables shall be provided by supplier to the TECHALT, INC.'s Project Manager as a result of performance of this task:
         Pilot Completion Checklist.of Training Components completed

2.1.1       EQUIPMENT AND SERVICES FEES FOR PILOT TEST
    o Fees for the Pilot Test are as identified in Appendix A for any components and/or services used in such Pilot Test.

2.2         TRAINING
TASK DESCRIPTION: The purpose of this task is to provide In-Car training to municipality personnel responsible for the operation of the In-Car mobile solution. The following subtasks will be performed:

            1.  Provide training for end user training staff to include:
            2.  In-Car Video Equipment
            3.  In-Car Video Application
            4.  In-Car Browser Application
            5.  Basic Computer Operation
            6.  First Responder Application Access to include Citrix
            7. Training will be based upon installing and equipping 80 vehicles with the proposed technology. Training will be conducted over a one day, 8 hour. Session. Student trainers will be mailed advanced materials to cover policy importance, procedures, law and legal updates for in-car video operations. The classes will involve:
            8. Three (3) students per vehicle (one from each shift if possible) will be trained in a "train the trainer" format.
            9.  Five (5) vehicles will be used for training per class
           10.  Sixteen classes (16) will be performed at two (2) per week
           11.  Two (2) trainers will be involved
           12.  Satellite Dish Application
           13. Satellite dish operations training will be conducted over a 2-week period to include operations and troubleshooting.
                A maximum of 4 persons can be trained at one time.

     COMPLETION CRITERIA: Training will be coordinated after the MVDNS equipment is installed in each vehicle based upon milestones as indicated in the installation project plan. Each student will be trained in the utilization of the installed technology.

     DELIVERABLES: The following items will be provided to Cook County as a result of this task:

     A. Training Video Creation and Production

        1. Video Storyboard for training video
                a. Purpose - Portray the material concepts to be included in the training video for Customer approval
                b. Content - Storyboard in written form of training video
                c. Form - paper
        2. Training Video on a CD
                a. Purpose - Utilized by Agency Instructors to train additional personnel
                b. Content - Instruction Video on in-vehicle components
                c. Form - compact disc

     B. Training Documentation

        1 Training course outline and description
                d. Purpose - Provides listing of topics to be covered in
                   training during instructional course for Customer approval
                e. Content - Outline of topics to be covered during
                   instructional course
                f. Form - paper

        2 Training documentation and course material on an indexed CD
                g. Purpose - Provides supplemental material to the "hands on"
                   instruction
                h. Content - Overview and detailed documentation of in-vehicle components
                i. Form -CD and paper

        3. Practical proficiency examination
                a. Purpose - Provides listing of topics to be covered in
                   training during instructional course for Customer approval
                b. Content - Outline of topics to be covered during
                   instructional course
                c. Form - paper

        4. Written proficiency examination
                a. Purpose - Test Student's knowledge of course materials
                b. Content - Question examination
                c. Form - paper

        5. Sample student certificate of completion
                a. Purpose - Written documentation showing completion of course
                b. Content - Certificate
                c. Form - paper

3.0      SAFETY
-------------------------------------------------------------------------------
3.1      EQUIPMENT
Supplier acknowledges and understands that the use of after-market equipment in motor vehicles can compromise a vehicle's safety-related design characteristics including but not limited to:

        1. Airbags, including but not limited to potential obstruction of airbag deployment;
        2. Passenger compartment, including but not limited to potential for ergonomic problems, physical obstacles, etc.; and
        3. Trunk/gas tank protection, including but not limited to the potential for trunk-mounted equipment to exacerbate tank vulnerability in a rear collision.

With these limitations in mind, sole responsibility for the safety of after-market equipment falls to Supplier. Supplier must ensure that all equipment provided hereunder is safe as it is intended to be used, and is in continual accordance with all applicable codes, rules, regulations and guidelines provided by motor vehicle and equipment manufacturers, as well as any state, local or jurisdictional bodies. These guidelines include but are not limited to:
        1. UL 1950; 2. CSA C22.2 No. 950;
        3. IEC 950 4. EN 60950; 5. CISPR 22; 6. E-mark; and
        7. Guidance issued by the FCC, NEC, CEC, Industry Canada, NTSB, DOT or other similar governmental or non-governmental bodies as appropriate.

Supplier is solely responsible for, and shall defend, indemnify and hold harmless TECHALT, INC. and its affiliates, and its and their employees, officers and directors against any and all claims, expenses, losses and costs relating to Supplier's failure to comply fully with any of the provisions of this section, or to the provision by Supplier of any equipment which is not safe as it is intended to be used. TECHALT, INC. shall not have any responsibility for determining whether any of the above requirements are needed or are met by Supplier in general or for any specific equipment provided hereunder."

3.2 INSTALLATION SERVICES
    ---------------------
Supplier acknowledges and understands that the installation of after-market equipment in motor vehicles can compromise a vehicle's safety-related design characteristics, including but not limited to:

        1. Airbags, including but not limited to potential obstruction of airbag deployment;
        2. Passenger compartment, including but not limited to potential for ergonomic problems, physical obstacles, etc.; and
        3. Trunk/gas tank protection, including but not limited to the potential for trunk-mounted equipment to exacerbate tank vulnerability in a rear collision.

With these limitations in mind, sole responsibility for safe installation of after-market equipment falls to Supplier. Supplier must ensure that installations are accomplished in accordance with all guidelines provided by motor vehicle and equipment manufacturers, as well as any state, local or jurisdictional bodies. These guidelines include but are not limited to:

        1. Vehicle airbag deployment zones;
        2. Equipment installation zones, including but not limited to area(s) to avoid airbag deployment;
        3. Trunk mounting criteria, including but not limited to guidelines to minimize tank rupture in high-speed, rear-impact collisions, etc.; and.
        4. All country / federal, state, local, and/or department or union guidelines relative to the safety of the specific vehicle, including but not limited to wiring, fusing, SAE standards relative to passenger compartment components, mechanical strength, etc.

Supplier is solely responsible for, and shall defend, indemnify and hold harmless TECHALT, INC. and its affiliates, and its and their employees, officers and directors against any and all claims, expenses, losses and costs relating to Supplier's failure to comply fully with any of the provisions of this section. TECHALT, INC. shall not have any responsibility for determining whether any of the above requirements are needed or are met by Supplier in general or for any specific installation hereunder. "

--------------------------------------------------------------------------------
4.0      ESTIMATED SCHEDULE
--------------------------------------------------------------------------------
Arias Technology Corporation will perform the tasks in accordance with the following estimated schedule.
         Start Date:       October 1, 2004
         End Date:         June 30, 2005

Estimated Phase 1 implementation duration is six (6) months

                                                                   SOW # 100-010


APPENDIX A.       PAYMENTS & PRICING

Pending an award from Cook County, TECHALT, INC. will notify Arias Technology Corporation of the requested delivery schedule. Arias Technology Corporation will commence services after receipt of a purchase order or work authorization from TECHALT, INC..

PAYMENT TERMS: Payment shall be made upon TECHALT, INC./Cook County acceptance of the Deliverables associated with individual Services and Tasks in Section 2.0, in accordance with the terms and conditions defined in this SOW, or applicable work authorization and upon receipt of an acceptable invoice with payment terms within Net 60 days.

INVOICING/PAYMENT SCHEDULE: All services will be billed upon Customer acceptance. Invoices shall be submitted monthly (or consistent with TechAlt to IBM invoicing) to the TechAlt Project Manager, and must contain the following:

        o       Project number

        o        Description of delivered item(s)



FIXED PRICE SOW: All pricing in this section is Fixed Price, unless otherwise noted.

TRAVEL EXPENSE GUIDELINES: There are no travel expenses anticipated with this project.






THE FOLLOWING PRICE BREAKDOWNS FOLLOW FOR PHASE 1:
  ------------------------------------------------------------------------------------------------------------------
  |                                        APPENDICES                                           |    AMOUNT *       |
  ------------------------------------------------------------------------------------------------------------------
  | A.1  Training & Documentation                                                               |    $318,000.00    |
  ------------------------------------------------------------------------------------------------------------------
  | A.2   Labor Rates                                                                           |              0    |
  ------------------------------------------------------------------------------------------------------------------
  | A.23TechAlt Corporation Program Products, Pre-existing Materials, and Developed Works       |              0    |
  ------------------------------------------------------------------------------------------------------------------
  |                                                                                             |                   |
  ------------------------------------------------------------------------------------------------------------------
  |                                                                                             |                   |
  ------------------------------------------------------------------------------------------------------------------
  |                                                                                             |                   |
  ------------------------------------------------------------------------------------------------------------------
  |                                                                                      TOTAL  |    $318,000.00    |
  ------------------------------------------------------------------------------------------------------------------
     * EXCLUDING ANY RECURRING MAINTENANCE CHARGES
A.1

  ------------------------------------------------------------------------------------------------------------------
  |  All Training Materials delivered to TechAlt/Cook County under this SOW, shall contain the following copywright |
  |  notice:                                                                                                        |
  |                                                                                                                 |
  |  "(c) Copywrite 2004 2004, Cook County, Illinois, and International Business Machines Corporation.  All Rights  |
  |  Reserved.  Portions of these material are licensed materials of TechAlt, Inc., and are being provided under    |
  |  license to the copyright holders."                                                                             |
  |                                                                                                                 |
  -------------------------------------------------------------------------------------------------------------------



 TRAINING & DOCUMENTATION
The following is a price breakdown of charges and how the charges will be billed;

-------------------------------------------------------------------------------------------------------------
|            COMPONENT               |              PRICE                |        BILLING PROCEDURE          |
-------------------------------------------------------------------------------------------------------------
|  Training for In-Car components to |                    $2,250         |  Monthly upon services rendered   |
|  include hardware and Arias        |                                   |                                   |
|  Technology Corporation software   |                                   |                                   |
|  Per Class, 8 hour course, 2       |                                   |                                   |
|  trainers, 15 students             |                                   |                                   |
|                                    |                                   |                                   |
-------------------------------------------------------------------------------------------------------------
|  TOTAL PER UNIT CHARGE             |                    $2,250         |  Per class                        |
-------------------------------------------------------------------------------------------------------------
|  TOTAL QUANTITY                    |                        16         |   Classes                         |
-------------------------------------------------------------------------------------------------------------
|  SUBTOTAL                          |                   $36,000         |                                   |
-------------------------------------------------------------------------------------------------------------
|  Training Documentation            |                   $150,000        |  $25,000 upon Work Order, balance |
|                                    |                                   |  upon Signoff of Deliverables in  |
|                                    |                                   |  2.2.B                            |
-------------------------------------------------------------------------------------------------------------
| Training Video creation and        |                  $100,000         |                                   |
| production                         |                                   |  $25,000 upon Work Order, balance |
|                                    |                                   |  upon Signoff of Deliverables in  |
|                                    |                                   |  2.2.A                            |
-------------------------------------------------------------------------------------------------------------|
| Satellite Dish Operations Training |                    $32,000        |                                   |
|                                    |                                   |  Upon Signoff                     |
-------------------------------------------------------------------------------------------------------------|
| TOTAL EXTENDED PHASE 1             |                  $318,000         |
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
| TIME FRAMES                                                                                                |
-------------------------------------------------------------------------------------------------------------
| Received Work order from TECHALT,  | Day 1                              |  1 Business Day                  |
| INC.                               |                                    |                                  |
-------------------------------------------------------------------------------------------------------------
| Preparation of Training Outline    | Day 2 - 4                          |  2 Business Days                 |
------------------------------------- ----------------------------------- -----------------------------------
| Receive approval of Training       |                                    |                                  |
| Outline  Day 5 - 10                | 5 Business Days                    |                                  |
-------------------------------------------------------------------------------------------------------------
| Preparation of Training            | Day 11-25                          | 14 Business Days                 |
| Documentation & CD production      |                                    |                                  |
-------------------------------------------------------------------------------------------------------------
| Preparation of Training Video      | Day 2 - 4                          |  2 Business Days                 |
| Storyboard                         |                                    |                                  |
-------------------------------------------------------------------------------------------------------------
| Receive approval of Training Video | Day 5 - 10                         |  5 Business Days                 |
| Storyboard                         |                                    |                                  |
--------------------------------------------------------------------------------------------------------------
| Preparation of Video, creation,    | Day 11-32                          | 21 Business Days                 |
| and production                     |                                    |                                  |
--------------------------------------------------------------------------------------------------------------
| In-Car Component Training          | Day 33 (dependent on other In-Car  |  1 Business Day                  |
                                     | components)                        |                                  |
--------------------------------------------------------------------------------------------------------------
| Satellite Dish Training            | Dependent on Command Van           | 20 Business Days                 |
|                                    | components                         |                                  |
--------------------------------------------------------------------------------------------------------------



A.2    LABOR RATES
The following is a price breakdown of charges and how the charges will be billed;

-------------------------------------------------------------------------------------------------------------
|             COMPONENT              |                 RATE              |           BILLING PROCEDURE       |
-------------------------------------------------------------------------------------------------------------
| Trainer                            |   $    112.50/ hour               |    Monthly as services rendered   |
-------------------------------------------------------------------------------------------------------------
| Technical Support Trainer          |   $    112.50 / hour              |    Monthly as services rendered   |
-------------------------------------------------------------------------------------------------------------
| Documentation Specialist           |   $    112.50 / hour              |    Monthly as services rendered   |
------------------------------------- ----------------------------------- -----------------------------------
|                                    |                                   |                                   |
-------------------------------------------------------------------------------------------------------------
|                                    |                                   |                                   |
-------------------------------------------------------------------------------------------------------------
|                                    |                                   |                                   |
-------------------------------------------------------------------------------------------------------------
|                                    |                                   |                                   |
--------------------------------------------------------------------------------------------------------------
|                                    |                                   |                                   |
--------------------------------------------------------------------------------------------------------------

NOTE:  Normal workday is defined as Monday through Friday, 8:00am-4:00pm local time



A.3       TECHALT PROGRAM PRODUCTS, PRE-EXISTING MATERIALS, AND DEVELOPED WORKS

--------------------------------------------------------------------------------------------------------------------
|  PART NUMBER    |                                            DESCRIPTION                                         |
--------------------------------------------------------------------------------------------------------------------
| PROGRAM PRODUCTS|                                                                                                |
--------------------------------------------------------------------------------------------------------------------
|    50016        | TechAlt Software License for In-Car Video                                                      |
--------------------------------------------------------------------------------------------------------------------
|    50017        | TechAlt Software License for Remote Viewing Application                                        |
--------------------------------------------------------------------------------------------------------------------
|  PRE-EXISTING MATERIALS                                                                                          |
--------------------------------------------------------------------------------------------------------------------
|    50010        | TechAlt Enhanced In-Car Video DVD                                                              |
--------------------------------------------------------------------------------------------------------------------
|    50012        | TechAlt Mobile Communications Module                                                           |
--------------------------------------------------------------------------------------------------------------------
|    50013        | TechAlt Fixed Communications Module                                                            |
--------------------------------------------------------------------------------------------------------------------
|    50016        | TechAlt Software License for In-Car Video                                                      |
--------------------------------------------------------------------------------------------------------------------
|    50017        | TechAlt Software License for Remote Viewing Application                                        |
--------------------------------------------------------------------------------------------------------------------
|    20001        | Procedures to install Camera and cabling                                                       |
--------------------------------------------------------------------------------------------------------------------
|    20003        | Procedures to install Computer and cabling                                                     |
--------------------------------------------------------------------------------------------------------------------
|    20004        | Procedures to install Mobile Comms Module and cabling                                          |
--------------------------------------------------------------------------------------------------------------------
|    20005        | Procedures to install Fixed Comms Module and cabling                                           |
--------------------------------------------------------------------------------------------------------------------
|    20008        | Procedures to install TechAlt in-car video application and test                                |
--------------------------------------------------------------------------------------------------------------------
|    20009        | Procedures to install TechAlt remote viewing application and test                              |
--------------------------------------------------------------------------------------------------------------------
|    20010        | Procedures for Application integration and testing of iClear, Leads2000, Alerts.net, Alex.net, |
|                 | and Pims.net (as needed)                                                                       |
--------------------------------------------------------------------------------------------------------------------
|    20015        | Procedures to test Mobile Comm Module installation                                             |
--------------------------------------------------------------------------------------------------------------------
|    20016        | Procedures to test Fixed Comm Module installation                                              |
--------------------------------------------------------------------------------------------------------------------
|    21001        | Procedures for In-Car DVD Maintenance Year 1                                                   |
--------------------------------------------------------------------------------------------------------------------
|    21002        | Procedures for In-Car DVD Maintenance Year 2                                                   |
--------------------------------------------------------------------------------------------------------------------
|    21003        | Procedures for In-Car DVD Maintenance Year 3                                                   |
--------------------------------------------------------------------------------------------------------------------
|    21004        | Procedures for In-Car DVD Maintenance Year 4                                                   |
--------------------------------------------------------------------------------------------------------------------
|    21005        | Procedures for In-Car DVD Maintenance Year 5                                                   |
--------------------------------------------------------------------------------------------------------------------
|    21011        | Procedures for Comm Module Maintenance Year 1                                                  |
--------------------------------------------------------------------------------------------------------------------
|    21012        | Procedures for Comm Module Maintenance Year 2                                                  |
--------------------------------------------------------------------------------------------------------------------
|    21013        | Procedures for Comm Module Maintenance Year 3                                                  |
--------------------------------------------------------------------------------------------------------------------
|    21014        | Procedures for Comm Module Maintenance Year 4                                                  |
--------------------------------------------------------------------------------------------------------------------
|    21015        | Procedures for Comm Module Maintenance Year 5                                                  |
--------------------------------------------------------------------------------------------------------------------
|    21016        | Procedures for Fixed Comm Year 1                                                               |
--------------------------------------------------------------------------------------------------------------------
|    21017        | Procedures for Fixed Comm Year 2                                                               |
--------------------------------------------------------------------------------------------------------------------
|    21018        | Procedures for Fixed Comm Year 3                                                               |
--------------------------------------------------------------------------------------------------------------------
|     21019       | Procedures for Fixed Comm Year 4                                                               |
--------------------------------------------------------------------------------------------------------------------
|     21020       | Procedures for Fixed Comm Year 5                                                               |
--------------------------------------------------------------------------------------------------------------------
|     21031       | Procedures for Software Maintenance Year 1                                                     |
--------------------------------------------------------------------------------------------------------------------
|     21032       | Procedures for Software Maintenance Year 2                                                     |
--------------------------------------------------------------------------------------------------------------------
|     21033       | Procedures for Software Maintenance Year 3                                                     |
--------------------------------------------------------------------------------------------------------------------
|     21034       | Procedures for Software Maintenance Year 4                                                     |
--------------------------------------------------------------------------------------------------------------------
|     21035       | Procedures for Software Maintenance Year 5                                                     |
--------------------------------------------------------------------------------------------------------------------
|     21036       | Procedures for Remote Viewing App Maintenance Year 1                                           |
--------------------------------------------------------------------------------------------------------------------
|     21037       | Procedures for Remote Viewing App Maintenance Year 2                                           |
--------------------------------------------------------------------------------------------------------------------
|     21038       | Procedures for Remote Viewing App Maintenance Year 3                                           |
--------------------------------------------------------------------------------------------------------------------
|     21039       | Procedures for Remote Viewing App Maintenance Year 4                                           |
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
|     21040       | Procedures for Remote Viewing App Maintenance Year 5                                           |
--------------------------------------------------------------------------------------------------------------------
|     22001       | Procedures for Training for In-Car components to include hardware and TechAlt software         |
--------------------------------------------------------------------------------------------------------------------
|     22004       | Procedures for Satellite Dish Operations Training                                              |
--------------------------------------------------------------------------------------------------------------------
|     23001       | Procedures and documentation for Design of overall county wide IP scheme for IP mobility       |
|                 | includes county WAN, Municipalities and towers                                                 |
--------------------------------------------------------------------------------------------------------------------
|     23003       | Procedures for Logistics handling and testing of Cisco equipment for Phase 1                   |
--------------------------------------------------------------------------------------------------------------------
|     23006       | Procedures and documentation for End-to-end test of county wide IP scheme for IP mobility      |
|                 | includes county WAN, Municipalities and towers                                                 |
--------------------------------------------------------------------------------------------------------------------
|     22002       | Training Documentation Materials for TechAlt Products & Services*                              |
--------------------------------------------------------------------------------------------------------------------
|     22003       | Training Video Materials for TechAlt Products & Services*                                      |
----------------- --------------------------------------------------------------------------------------------------



* Note: Deliverables may include third party material (e.g. stock photos, Panasonic screen shots, etc) and Supplier will supply license to use such materials as part of such Developed Works, to be used in any relevant Statement of Work and Work Authorizations.

APPENDIX B.       PROJECT CHANGE CONTROL PROCEDURE

Changes to the Statement of Work may be requested at any time by either party. Since a change could affect the price, schedule or other terms of the Agreement for this Statement of Work, both the TECHALT, INC. Project Manager and the Arias Technology Corporation Project Leader must approve each change before amending the Statement of Work and implementing the change.

This procedure will be used by TECHALT, INC. and Arias Technology Corporation to control changes to the Statement of Work and changes to any previously approved deliverables.

     o A Project Change Request (PCR) will be the vehicle for communicating change. The PCR must describe the change, the rationale for the change and the effect the change will have on the Statement of Work.

     o The designated Project Manager/Leader of the requesting party will review the proposed change and determine whether to submit the request to the other party.

     o The TECHALT, INC. Project Manager and Arias Technology Corporation Project Leader will review the proposed change and approve it for further, if any, investigation or reject it. Arias Technology Corporation will specify any charges for such investigation. If the investigation is authorized, the TECHALT, INC. Project Manager and Arias Technology Corporation Project leader will sign the PCR which will constitute approval for such investigation charges. Arias Technology Corporation will invoice TECHALT, INC. for any such charges. The investigation will determine the effect that the implementation of the PCR will have on price, schedule and other terms and conditions of the Agreement. The change will then be approved/disapproved by the TECHALT, INC. Project Manager and Arias Technology Corporation Project Leader for implementation.

     o Approved changes will be incorporated in to the Statement of Work through written change authorizations (change orders), as appropriate.

This procedure will be used by TECHALT, INC. and Arias Technology Corporation to control TECHALT, INC. orally approved WA's, necessary to meet Cook County required time sensitive, change, where the above described change control procedure is not able to be used.

     o A Project Change Request (PCR) will be the vehicle for communicating change and will be communicated via telephonic (or other reasonably available medium) by Arias Technology Corporation and will identify for TECHALT, INC. the proposed emergency action required, the estimated time to make such change, and the rationale for such change.

     o The TECHALT, INC. Project Manager will review the proposed change and approve it or reject it. If rejected, Arias Technology Corporation will not take action. If the PCR is authorized, the TECHALT, INC. Project Manager will verbally issue a PCR# to Arias Technology Corporation which will constitute approval for such PCR. An email confirmation of the approved PCR will be issued by the TECHALT, INC. Project Manager to Arias Technology Corporation within 24 hours of such oral approval. Arias Technology Corporation will invoice TECHALT, INC. for any such charges associated with the approved PCR.

     o Approved changes will be incorporated in to the Statement of Work through written change authorizations (change orders), as appropriate.

In the event, TECHALT, INC. contests any PCR or related fees (the "dispute") and the parties are not able to agree on a settlement of the dispute acceptable to both parties, then the dispute will be presented to a meeting of an officer of each party, meeting to negotiate a settlement.

APPENDIX C.       DEFINITIONS
The following terms have the following meanings:

     ALERTS.NET shall mean Area Wide Law Enforcement Radio Terminal System.

     BEST VALUE shall mean the composite solution offered by a Proposer that best meets the needs of the County in all areas of the Request for Proposals.

     BUREAU OF INFORMATION TECHNOLOGY AND AUTOMATION shall mean the County agency that establishes and oversees Cook County information movement policy.

     CLEAR shall mean Citizens Law Enforcement Analysis and Reports.

     DAYS shall mean calendar days, unless otherwise specified.

     LEADS 2000 shall mean Law Enforcement Automated Database Search.

     PIMS.NET shall mean Police Information Management System.

     SELECTION COMMITTEE shall mean the Cook County employees responsible for selecting the Proposer whose responses to the RFP best meet the needs of Cook County.

     WAN shall mean Cook County's wide area data network.

     WIRELESS COMMUNICATION shall mean the ability to send encrypted and authenticated video and data from the vehicle to another vehicle, command center, dispatch, or other remote party using designated protocols:

     1XRTT - Single Carrier (1x) Radio Transmission Technology. Also known as CDMA2000, it is a 2.5G cellular service that provides connectivity up to 153Kbps.

     802.11B - IEEE Standard for Wireless LAN communications at 11Mbs in the 2.4 GHz frequency.

     802.11G - IEEE Standard for Wireless LAN communications at 54Mbs in the 2.4 GHz frequency.

     802.11 HOTSPOT - An 802.11 coverage area that provides WLAN connectivity within a geographic area. The hotspot may be publicly or privately owned.

     CDPD - Cellular Digital Packet Data. A nationwide cellular service that provides connectivity up to 19.2Kbps.

     GPRS - General Packet Radio Service. A 2.5G cellular service that provides connectivity up to 115Kbps.

     LEAP - Lightweight EAP or EAP-Cisco. A dynamic authentication model that uses username and password to authenticate devices (WLAN Bridges) or uses and generates dynamic WEP keys for encryption over 902.11 links.

     MOBILE IP - RFC 2002. Mobile IP allows network devices to seamlessly remain connected to IP networks while roaming between Layer 3 subnets.

     MVDNS - Mobile Video Data Networking System

     HA - Home Agent

     FA - Foreign Agent

     LAN - Onsite Local Area Network that is required to be integrated with the Cook County network

     IDEN - Nextel's cellular service

     NORMAL WORKDAY - Monday through Friday from 8:00am until 4:00pm

     ACCEPTANCE - written approval by TECHALT, INC./Cook County upon the conclusion of testing performed in accordance with County approved Acceptance Testing Criteria during the Acceptance Period without the occurrence of any material errors in, or in connection with, the System or any Component thereof, or actual production use of the System or any Component or Deliverable.

     ACCEPTANCE PERIOD - the period of time after Installation as defined in G9 Acceptance Procedures, which will be agreed upon as part of the joint development of Acceptance Testing Criteria, during which TECHALT, INC./Cook County must identify significant issues that impact the critical functionality or performance of the System or any Component thereof.

     ACCEPTANCE TESTING CRITERIA - criteria jointly developed by the parties and approved by the County utilized in determining whether the System and its Components are eligible for Acceptance by TECHALT, INC./Customer.

     PERMITTED USERS means Cook County and any persons authorized by Cook County under a Work Authorization, who, at any given time, are permitted by Cook County to access or utilize the System.

     SYSTEM means all of the Equipment and Software to be provided to the Cook County, as installed, implemented, and integrated by SOW, in accordance with this SOW, into an integrated system, and includes, but is not limited to, any corrections, fixes, modifications, and enhancements to such system that are described in, or to be provided pursuant to, this SOW and any additional or substitute Equipment or Software provided by Supplier pursuant to a PCR.

     EQUIPMENT means all of the Equipment to be provided to Cook County, as installed, implemented, and integrated by Supplier, in accordance with this SOW, into an integrated system, and includes, but is not limited to, any corrections, fixes, modifications, and enhancements to such system that are described in, or to be provided pursuant to, this SOW, and any additional or substitute Equipment provided by Supplier pursuant to a PCR..

     SOFTWARE shall mean the software product(s) identified as `Arias Technology Corporation Video Browser' and `Arias Technology Corporation In Car Video Application', as modified from time to time by Supplier.

     TRAINING MATERIALS means the all materials created for training, including, but not limited to, documentation, compact discs, hardcopy training aids, books, graphics, handouts, information, accessories (i.e. tools, supplies, etc.) and troubleshooting lists, or other such training materials created by Supplier under this SOW.

APPENDIX D.       ADDITIONAL TERMS & CONDITIONS
D.1      ARIAS TECHNOLOGY CORPORATION'S USE OF SUBCONTRACTORS
Arias Technology Corporation may subcontract Services to be performed hereunder. Notwithstanding this subsection, Arias Technology Corporation's use of subcontractors will not relieve Arias Technology Corporation of the responsibility for the subcontractor's performance, and Arias Technology Corporation's obligations and responsibilities assumed under this Agreement will be made equally applicable to subcontractors. TECHALT, INC. reserves the right to reject Arias Technology Corporation's use of a subcontractor in performance of this Agreement for any reason.

     D.1.1 DIVERSITY ENTERPRISES SPENDING TechAlt supports the use of certified Minority and Women Business Enterprises, and where Arias Technology Corporation engages any subcontractors to perform its obligations under this Agreement and any Statement of Work, Arias Technology Corporation shall make commercially reasonable efforts to engage a representative percentage (target of 10-15%) of subcontractors that are certified Minority and Women Business Enterprises, or businesses owned by gays and lesbians, or people with disability. This should include but is not limited to such diversity subcontractors on Arias Technology Corporation's bid lists to TECHALT, INC. Spending data with these diversity subcontractors will be tracked and maintained by Arias Technology Corporation and reported to TECHALT, INC. Procurement when requested.

D.2      TERMINATION OF ARIAS TECHNOLOGY CORPORATION SERVICES
     TECHALT, INC. may terminate Services for any eligible Training Material, upon at least thirty days notice to Arias Technology Corporation. In this event, TECHALT, INC. shall make payment to Arias Technology Corporation in the amount set forth in this SOW only with respect to the period or periods in which Services were provided by Arias Technology Corporation. TECHALT, INC. will receive a credit for any remaining prepaid period associated with Services that are terminated.

     TECHALT, INC. may also terminate Services immediately prior to the start of any Cook County fiscal year for which funds have not been appropriated.

D.3      WARRANTY TERM
Warranty Term on all Training Materials provided hereunder, will start upon formal acceptance by TECHALT, INC./Customer.

D.4      RISK OF LOSS, THEFT, OR DAMAGE
Supplier transfers title to TECHALT, INC. or Cook County or, if the County chooses, its lessor, when Supplier delivers the Training Materials as defined herein.

In the event Supplier receives equipment from TechAlt to accomplish the tasks identified within this SOW, then, for all Cisco Equipment, or other components delivered to Arias Technology Corporation, Arias Technology Corporation bears the risk of loss and damage until the time when such Cisco Equipment, or component is installed and such installation is accepted by TECHALT, INC./Customer or, in the case of Spare Equipment, up to the time it is stored at its designated location at a Facility of TECHALT, INC./ Cook County and TECHALT, INC./Cook County is notified thereof. Each component shall be covered by insurance against any such loss and damage, which insurance shall be arranged and paid for by Arias Technology Corporation, at its sole expense, covering the period until the risk of loss shifts to TECHALT, INC./Customer upon acceptance.

D.5      PROPRIETARY RIGHTS
All materials provided under this SOW are considered Works Made for Hire except for those listed in Schedule A Arias Technology Corporation Equipment, Program Products, Tools, Developed Works, and Pre-existing Materials and that defined in the TECHALT, INC./Arias Technology Corporation Agreement # 2004-100.

D.6      USE OF PRE-EXISTING TECHALT WORKS
     The parties to this SOW further understand and agree that in the creation, by supplier, of certain items and tasks within this SOW, there may be a need to incorporate TechAlt Pre-existing materials (e.g. photos, charts, training materials, stream chest, and diagrams, processes, etc.) which are provided by TechAlt under existing agreements with Prime Contractor.

     D.6.1 SCOPE OF USE
          Without limitation, Permitted Users may access and use the Software for all normal business purposes in the access, use, operation, repair, and maintenance of the System, or of any component thereof, in connection with Cook County For the avoidance of doubt, Cook County may also permit their respective third-party consultants and service-providers (e.g., outsourcers) to access and use the Software, for and on behalf of Cook County in the access, use, operation, repair, and maintenance of the System, or of any Component thereof, in connection with Cook County's operations and otherwise consistently with the terms and conditions of this Contract as authorized by Cook County in a valid WA.

     D.6.2 LICENSE TERMS
          All Software provided to Cook County hereunder shall be licensed by the applicable manufacturer or supplier pursuant to the express terms of separate, written license agreements, which will be provided in writing or electronically, no later than five days prior to scheduled delivery to Cook County of the respective software to which it applies. Nevertheless, as between the parties pursuant to this SOW, all such separate license agreements shall be perpetual and irrevocable, non-exclusive, non-transferable, and (once the applicable license fees specified have been paid in full) paid-up and royalty-free license and right to Permitted Users to use the software in accordance with this SOW.

     D.6.3 BACK-UP AND ARCHIVAL COPIES
          Cook County shall have the right to make such back-up and archival copies of the Software as are reasonably sufficient to support their respective use of the Software, but all such copies shall be subject to the rights of Supplier, and any applicable third-party licensors, as set forth herein. No right to modify, create derivative works of, adapt, translate, decompile or reverse engineer the Software is granted.

D.7      EQUIPMENT
     In accordance with the provisions hereof, the TECHALT, INC. agrees to purchase from Supplier the Equipment identified in this SOW. Notwithstanding any specific models of Equipment indicated, Supplier shall refrain from obtaining for, and delivering to, TECHALT, INC./Cook County specific Equipment until such Equipment order is approved by TECHALT, INC./Cook County and is reasonably needed for the Project. This shall allow TECHALT, INC./Cook County to elect to a later model of such Equipment than that specified in this SOW, if such later or superior model becomes available. Any such changes to Equipment models and cost changes, if any, shall be documented via the PCR process. If TECHALT, INC./Cook County purchases later models, Supplier will offer no less discounts on such new models as offered on the Equipment in this SOW

D.8      UNANTICIPATED SERVICES
     Although the parties have attempted, in this SOW, to delineate the specific services to be provided by Supplier with regard to the installation, implementation and integration of the System, the parties acknowledge that some items may not have been specifically identified. Therefore, as used to describe these activities, the "Services" shall include not only any services, tasks, functions, and responsibilities specifically described in this Statement of Work, but also any inherent subtasks of such services, tasks, functions, and responsibilities that are required for the proper installation, implementation and integration of the System. However, Supplier may seek additional compensation pursuant to the PCR process if such additional subtasks i) could not have been reasonably discovered in the applicable site survey or ii) arise due to a change in conditions which occurs subsequent to the Survey.

D.9      ACCEPTANCE PROCEDURES

     1. PILOT TEST - At least one of each of the components comprising the System shall be installed, implemented and integrated, in order to perform a one-time only `Pilot Test' of the components and the System. Supplier shall test each component as identified as part of the test plan provided to TECHALT, INC. utilizing the written Acceptance Testing Criteria developed jointly signed-off on by the TECHALT, INC./the County and Suppliers.

     2. PROCEDURES FOR ACCEPTANCE TESTING - Supplier shall provide TECHALT, INC. with the results of this testing and, unless otherwise agreed, shall demonstrate to the TECHALT, INC. and Cook County Project Manager the required compliance. Following the provision of such test results and demonstration, if applicable, TECHALT, INC. and the County shall have an opportunity to review such results and five business days for TECHALT, INC. or the County to perform such additional testing as deemed necessary or appropriate.

     3. ISSUANCE OF COUNTY ACCEPTANCE - If TECHALT, INC. or the County determines during such review and testing that such component or the System, as installed, implemented, and integrated meets or satisfies all applicable written Acceptance Testing Criteria then TECHALT, INC. or the County shall notify Supplier in writing that the County has issued its Acceptance of such Component(s) or, when applicable, the System.

     4. NO WAIVER OF DEFECTS NOT DISCOVERED - No issuance, or deemed issuance, of the County's Acceptance of any Component, Deliverable, or the System shall be deemed to waive any right or remedy under this SOW, at law, or in equity or with regard to any defect not discovered during Acceptance testing.

     5. DEFICIENCIES IDENTIFIED BY COUNTY - If it is demonstrated during such review and testing that any of the Acceptance Testing Criteria have not fully satisfied, TECHALT, INC. or the County shall deliver to Supplier a written report describing the failures or deficiencies in reasonable detail within five business days of final testing. Supplier shall correct any such failures or deficiencies within ten business days (or such other period of time as is reasonably and mutually agreed to by the parties in writing) after receiving any such report and shall notify TECHALT, INC. and the County in writing when such corrections are completed. TECHALT, INC. and the County may then re-test the component(s) or System.

     6. RIGHTS UPON FAILURE TO ACHIEVE ACCEPTANCE - TECHALT, INC. shall have the right to terminate this Contract in the event a component, deliverable or the System fails to achieve Acceptance within a reasonable time after Acceptance Testing is commenced with respect to any component or the System.

D.10     REPRESENTATIONS AND WARRANTIES

          1. ORGANIZATION AND STANDING - Supplier represents that it is duly organized, validly existing, and in good standing under the laws of the State of its principal place of business. Supplier further represents that Supplier is duly qualified to transact business in, and is in good standing under the laws of, the State of Illinois.

          2.   CERTIFICATION OF QUALIFICATION (COOK COUNTY ORDINANCE CHAPTER 10,
               SECTION 7) - Supplier represents that neither it nor any subcontractors or material suppliers that it shall engage hereunder has not, and warrants and covenants that they shall not have, during the three (3) years immediately prior to the respective applicable date of first providing Services hereunder:
               (i) been convicted of bribery or attempting to bribe an officer or employee of a unit of government in that officer or employee's official capacity; or, (ii) made an admission of guilt of such conduct as is described in the foregoing clause (i) which is a matter of record, but has not been prosecuted for such conduct.

          3. DISQUALIFICATION FOR NONPERFORMANCE (COOK COUNTY ORDINANCE CHAPTER 10, SECTION 7.3) - . Supplier represents that neither it nor any subcontractors or that it shall engage hereunder has not, and warrants and covenants that they shall not have, during the twenty-four (24) months immediately prior to the respective applicable date of first providing Services hereunder, had any contract by the County or the Board terminated for cause by the County or the Board.

          4. NON-DEBARMENT CERTIFICATION - Supplier represents and certifies that neither it nor any subcontractors that Supplier currently intends to engage or utilize hereunder, are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this Contract or the Project by any federal agency or department.

          5. COMPLIANCE WITH LAWS - Supplier warrants and covenants that it and its subcontractors, and their respective employees shall at all times, in connection with the performance of the Services and the installation, implementation, support, and maintenance of the System and the Components hereunder, comply with all applicable local, state, and federal laws, regulations, and ordinances.

          6. SERVICES - Suppliers warrants and covenants that all Services shall be performed in a timely, competent, professional, and workperson-like manner by qualified personnel and that all services that require the exercise of professional skills or judgment shall be accomplished by professionals qualified and competent in the applicable discipline and, if and as required, appropriately certified by all applicable manufacturers and suppliers and appropriately licensed by all applicable governmental or regulatory bodies or agencies.

          7. DISABLING DEVICES - Supplier warrants and covenants that it has not placed any Harmful Code into the Software Components. "Harmful Code" is defined as a self-propagating program that infects and damages another program. It does not include a disabling device (unless authorized by Cook County through a valid WA). Supplier warrants and covenants that none of the Software provided by Supplier and described in this SOW contains a disabling device. Supplier further warrants and covenants that all software components of the System shall be compatible with major commercially available virus protection programs that the County may use on the workstations and other access devices, provided, however, that Supplier makes no representation or warranty concerning the adequacy or efficacy of such virus protection programs (even those that constitute components).

          8. THIRD PARTY PRODUCTS - Supplier warrants and covenants that it shall exercise commercially reasonable efforts to enforce on TECHALT, INC./Cook County's behalf any such warranties, to the extent that they cannot be so assigned, as necessary at any time during which such warranties are in effect. Supplier further warrants and covenants that it shall, at all such times, reasonably work with and coordinate the efforts of such manufacturers and suppliers to ensure that TECHALT, INC./Cook County promptly obtains any required warranty or other service.

          9. WARRANTIES OF THIRD PARTIES - Supplier warrants and covenants that all Services shall be performed by appropriately certified technicians, and in such a manner, so as not to void or otherwise limit any applicable manufacturer's or supplier's warranty with regard to vehicles or towers. As the County's sole and exclusive remedy for a breach of the foregoing warranty, if any such manufacturer's or supplier's warranty is so voided or limited as a result of work being performed by Supplier hereunder, Supplier shall be responsible for servicing or, if necessary, replacing such Vehicle or towers, at no cost to TECHALT, INC./Cook County, throughout what would have been the remaining warranty period, notwithstanding any termination or expiration of this SOW.

D.11     SUPPLIER PERSONNEL

     1. CONDUCT WHILE ON TECHALT, INC./COOK COUNTY PREMISES - Whenever Services are to be performed onsite at a facility or location of Cook County, Supplier shall notify and coordinate with Cook County reasonably in advance regarding the provision of such Services. Upon arrival at the applicable location or facility, Supplier's personnel shall promptly contact and announce their arrival to appropriate Cook County personnel. Supplier is responsible for obtaining in advance, with the cooperation and assistance of Cook County, any building permits/passes, clearances, badges, and the like that are necessary or required for obtaining access to, and performing the Services at, any such location or facility. Supplier shall make every effort to provide and complete onsite Services during the normal business hours of the applicable location or facility, to the extent reasonably practicable. Supplier shall not materially interrupt or interfere with Cook County's business operations when providing Services, except to the extent reasonably required for the performance of such Services. Supplier shall notify the appropriate onsite personnel of Cook County in advance of taking any action, in connection with performing Services, that might reasonably be expected to materially and adversely affect or disrupt Cook County's business operations (e.g., by advising such personnel that a particular device will be taken offline, moved, or disconnected, etc.), exercising all commercially reasonable efforts to minimize and mitigate the effects of any such action or disruption.

     2. ACCIDENTS - Supplier shall exercise due care and diligence to prevent any injury to persons or damage to property while on Cook County's premises. The operation of vehicles by any personnel of Supplier or its subcontractors who are assigned to the performance of Services hereunder shall conform to posted and other regulations and safe driving practices. Accidents on Cook County's property and involving any such personnel shall be reported promptly to the appropriate personnel of the County (and, if applicable, such affected Municipality).

     3. ASSIGNMENT OF PERSONNEL - Supplier shall, at all times during the term of this SOW, assign and devote to the performance of the Services hereunder such appropriately qualified, certified, experienced, trained, and skilled personnel as are necessary and sufficient to perform all such Services, to fulfill all of Supplier's responsibilities and obligations hereunder, in accordance with the provisions and requirements of this SOW. Except as otherwise expressly provided herein, Supplier's Key Personnel shall be assigned, and an appropriate portion of their professional time shall be dedicated, to their respective positions in the performance of the Services for the entire duration of the Project, except in the event of resignation, termination, or illness of individual Key Personnel that prevents them from completing their respective assignments. Supplier shall not make any change in the Key Personnel, or otherwise replace, remove, or reassign any of the Key Personnel, without prior notice to, and the express prior written consent of, TECHALT, INC./Cook County which shall not be unreasonably withheld. If any of the Key Personnel are, at any time, due to resignation, termination, or illness, unable to perform his or her assigned role or function, as described in this SOW, Supplier shall promptly give written notice thereof to TECHALT, INC./Cook County and shall promptly furnish a replacement for such individual. Any replacement or additional Key Personnel shall be appropriately qualified, certified, experienced, trained, and skilled, as appropriate to the position or role to which assigned, and in a manner substantially equivalent to the individual being replaced. All replacement and additional Key Personnel shall be subject to the review (including an interview, if requested by TECHALT, INC./Cook County) and, if acceptable, the written approval of TECHALT, INC./Cook County, which shall not be unreasonably withheld.




          ----------------------------------------------------------------------------------------------
          |                                KEY PERSONNEL                                               |
          ----------------------------------------------------------------------------------------------
          |     NAME / CLASSIFICATION    |          YEARS OF         |         ROLE ON PROJECT         |
          |                              |         EXPERIENCE        |                                 |
          ----------------------------------------------------------------------------------------------
          |  Ray Arias                   |             25            |    Project Manager              |
          ----------------------------------------------------------------------------------------------
          |  George Loera                |             19            |    Senior Manager               |
          ----------------------------------------------------------------------------------------------
          |  Al Arias                    |             16            |    Senior Trainer                |
          ----------------------------------------------------------------------------------------------


     4. BACKGROUND CHECKS - At the request of TECHALT, INC./Cook County, Supplier shall deliver a written certification to TECHALT, INC./Cook County that it and/or its subcontractors have performed, and the subject individual has passed, such verification procedures as set forth in the Agreement.

     5. REPLACEMENT OF PERSONNEL. Notwithstanding anything to the contrary elsewhere in this SOW, if TECHALT, INC./Cook County believes that the performance, background or conduct of any person or subcontractor assigned by Supplier or its subcontractors to the performance of Services hereunder is unsatisfactory for any reason, or does not comply, or is not complying, with the requirements of this SOW, TECHALT, INC./Cook County shall so notify the Supplier, and Supplier shall: (i) promptly (within no more than two (2) business days after receipt of such notice) and appropriately address the performance or conduct of such person or subcontractor; or (ii) at TECHALT, INC./Cook County's request, remove and replace such person with another person acceptable to TECHALT, INC./Cook County and meeting all of the applicable requirements described in this SOW.

     6. COUNTY POLICIES AND PROCEDURES. Suppliers covenants that it and its subcontractors, and their respective personnel assigned to the performance of Services hereunder, shall at all times comply with and abide by all reasonable written policies and procedures of the County (as such may exist or be revised or established from time to time) that reasonably pertain to Supplier in connection with its performance hereunder and of which Supplier has been made aware.

D.12     DELAY BY THE COUNTY
Notwithstanding anything to the contrary provided elsewhere in this SOW, Supplier shall not be entitled to any damages from TECHALT, INC./Cook County on account of any delay by Cook County.

D.13     UNIT PRICES FIRM
Supplier shall use all commercially reasonable efforts to ensure that except as set forth in this SOW, the unit prices for equipment and software set forth in this SOW shall be firm for a one (1) year period commencing on Acceptance of the Pilot Test and shall not be subject to increase during such term. Supplier shall obtain the TECHALT, INC./Cook County Project Manager's approval prior to placing an order for equipment and software. TECHALT, INC./Cook County may increase or decrease the quantities of equipment and software to be provided by Supplier under this SOW up to the time that such approval is given. In such event, the unit prices set forth in this SOW shall be used as a basis to calculate the increase or decrease in the amount payable by TECHALT, INC. as a result of such changes, unless there is a change in the Services required to be provided as a result of such increase or decrease, in which case the parties shall reach agreement as to any change to the amount payable for Services, which shall be documented through the PCR process.

D.14     CONFLICT OF INTEREST
No member of the governing body of the County, and no other officer, employee, or agent of the County, who exercises any functions or responsibilities in connection with performance under this Contract, shall have any personal interest, directly or indirectly, in the project to which this SOW pertains. Supplier represents that it presently has no interest, and covenants that it shall not acquire any interest, directly or indirectly, in the project to which this SOW pertains that would conflict in any manner or degree with the performance of the Services hereunder. Supplier further covenants that, in performance under this SOW, no person having any such interest shall knowingly be employed or engaged by Supplier or any of its subcontractors. Supplier agrees to inform the County, on a timely basis, of all of Supplier's interests, if any, as they exist or arise from time to time, that are, or that Supplier reasonably believes may be, incompatible with any interest of the County.

D.15     COUNTY POLICIES
Supplier shall take notice of with the Cook County Lobbyist Registration Ordinance, and the Cook County Ethics Ordinance, and shall comply with all provisions thereof.

          1. NONDISCRIMINATION AND AFFIRMATIVE ACTION - Supplier, in performing under this SOW, shall not discriminate against any worker, employee or applicant, or any member of the public, because of race, creed, color, religion, age, sex, marital status, handicap, national origin, or status of discharge from military, nor shall Supplier otherwise commit an unfair employment practice. Supplier further agrees that this nondiscrimination requirement shall be incorporated into all contracts entered into by Supplier or its subcontractors with suppliers of materials or services, Suppliers and subcontractors, all labor organizations furnishing skilled, unskilled, or craft union skilled labor, and any other person or entity that may perform any such labor or services in connection with this SOW.

          2. ACCIDENT REPORTS - Supplier shall provide the TECHALT, INC. Project Manager with a written report within a reasonable time after any accident or occurrence at a work site under this SOW and involves Supplier's own personnel or those of any subcontractor regardless of whether said accident or occurrence is in the nature of bodily injury to employees or to third parties or property damage. In any event, Supplier will provide such a report within two business days after the TECHALT, INC. Project Manager has notice of the accident. The report shall include the name of person(s) injured or otherwise involved, name of his or her employer, date, time, and location of occurrence, extent of any bodily injury and any damage to property, name(s) of eyewitnesses, the name of anyone who treated the person for injuries sustained, and such other information as may be necessary, appropriate, or requested by the County, from time to time. Supplier shall promptly notify the local police of any accident or occurrence requiring an official police record. The accident report should indicate whether the police were notified and, if so, the number of the police report.

          3. PUBLICITY - Each party shall submit to the other all advertising, written promotional materials, press releases, and other publicity matters relating to this SOW, or the execution hereof, that mention or contain the other party's name or mark, or that contain language from which said name or mark may reasonably be inferred or implied, and neither party shall publish or disclose any such advertising, promotional materials, press releases, or publicity matters without the prior written approval of the other party. Nevertheless, a party may disclose the other party's name and the fact of the existence of this SOW whenever required by applicable laws or regulations and Supplier may reference the name of the County as a part of its general client list without the need to first obtain the County's prior written approval.

          4. DRUG FREE WORKPLACE CERTIFICATION - If Supplier has 25 or more employees, supplier certifies, warrants, and covenants to TECHALT, INC./Cook County and the State of Illinois that it shall at all times during performance under this SOW provide a drug free workplace within the meaning of the Illinois Drug Free Workplace Act, 30 ILCS 580, and Supplier acknowledges that false certification, or a breach of the foregoing warranty and covenant, constitutes a material breach of this SOW and may result in sanctions being imposed upon Supplier, including, but not limited to, suspension of SOW or grant payments, termination of this SOW by TECHALT, INC., or debarment of, or exclusion from, contracting or grant opportunities from the State of Illinois for up to five (5) years. In addition, Supplier shall impose the requirements applicable to Supplier under this Section upon any of its subcontractors having twenty-five (25) or more employees ("Covered Subcontractors"). Supplier certifies, warrants, and covenants that it shall, and that it shall require its Covered Subcontractors to certify, warrant, and covenant that they shall, provide a drug free workplace by:

     a. Publishing a statement: (1) Notifying employees that the unlawful manufacture, distribution, dispensing possession or use of a controlled substance, including, but not limited to, cannabis, is prohibited in the Supplier's or Covered Subcontractors' workplaces;
          (2) specifying the actions that will be taken against employees for violations of such prohibition; and (3) notifying each employee that, as a condition of employment in the provision of Services hereunder, such employee must abide by the terms of such statement and must, prior to providing any Services hereunder and, thereafter, no later than five (5) days after conviction, notify his or her employer of any criminal drug statute conviction for a violation occurring in a workplace;

     b.   Establishing a drug-free awareness program to inform employees about:
          (1) the dangers of drug abuse in the workplace; (2) the employer's policy of maintaining a drug-free workplace; (3) any available drug counseling, rehabilitation and employee assistance programs; and (4) the penalties that may be imposed upon an employee for violations of the employer's policies (including those described above) relating or pertaining to drugs or controlled substances;

     c. Providing a copy of the statement required by subparagraph (a), above, to each employee engaged in the provision of Services hereunder and posting such statement in a prominent place in the work place;

     d. Notifying the County or the Illinois Emergency Management Agency within ten (10) days after receiving notice under part (3) of subparagraph (a), above, from an employee of any such conviction as is described therein or otherwise receiving actual notice of any such conviction;

     e. Imposing a sanction on, or requiring the satisfactory participation in a drug abuse assistance or rehabilitation program by, any employee who is so convicted, as required by Section 5 of the Drug Free Workplace Act;

     f. Assisting employees in selecting a course of action in the event drug counseling, treatment and rehabilitation is required and indicating that a trained referral team is in place; and

     g. Making a good faith effort to continue to maintain a drug-free workplace through implementation of, and consistently and in compliance with, the Drug Free Workplace Act.

D.16     TRANSITION SERVICES
In the event of any termination or expiration of this SOW, or of any termination of some but not all of the Services to be provided under this SOW, Supplier, if and as requested by TECHALT, INC./Cook County, shall continue to provide the Services hereunder for a reasonable period of time (not to exceed sixty (60) days unless the parties agree to a longer period in the PCR process), as necessary for TECHALT, INC./Cook County to obtain, engage, and commence the performance of replacement services. During any such period, all terms and conditions of this SOW shall remain in full force and effect. In addition, in the event of any such termination or expiration of this SOW or some portion of the Services, and regardless of whether Supplier is requested by TECHALT, INC./Cook County, as described above, to continue providing Services for a period while TECHALT, INC./Cook County obtains replacement services, Supplier shall cooperate in good faith with the TECHALT, INC./Cook County and shall provide TECHALT, INC./Cook County, and any designated replacement service-providers of TECHALT, INC./Cook County, with reasonable assistance, as necessary to permit an orderly transition of the Services, and all of the County's related data and materials, to TECHALT, INC./Cook County or its designees. Such assistance and cooperation shall include performing such functions or tasks as may be reasonably requested by TECHALT, INC./Cook County and that relate to the transition of the Services to Cook County or its designee. After TECHALT, INC./Cook County has secured replacement services and such services are operational, Supplier shall promptly remove any and all of Supplier's personnel, products and equipment from Cook County's, facilities and locations, except for items and materials that TECHALT, INC./Cook County (or any such Municipality) owns or otherwise has ongoing rights to hereunder. With regard to any Transition Services or assistance provided pursuant to this paragraph, such work will be performed on a time and materials basis consistent with the amounts set forth in this SOW, and shall be documented pursuant to the PCR process. Supplier agrees that it shall impose no restriction on the ability of subcontractors or third parties to assume the performance of the Project upon termination or expiration.

                             ACCEPTANCE OF DELIVERABLE(S)
                                          &
                                 COPYRIGHT ASSIGNMENT

Pursuant to the Terms and Conditions identified in the State of Work "SOW" under Agreement # 100-010_, the following deliverable(s) as defined therein are being delivered to TechAlt, and are accepted, and the undersigned hereby certifies that the Deliverable(s) listed below have been delivered to the proper location, and are the items described, and have been inspected by authorized representatives of TechAlt, and are fully and finally accepted by TechAlt under the SOW, and have been found to be in good working order.

Consulting Agreement Terms and Conditions dated:  Month Day, 200X
SOW Schedule No: _100-010____
Dated:  Month Day, 200X




--------------------------------------------------------------------------------------------------
|  ITEM  |   QTY  |  DELIVERABLE  |             DESCRIPTION                 |        ACCEPTANCE  |
|        |        |               |                                         |           DATE     |
--------------------------------------------------------------------------------------------------
|    1   |    1   |    2.2.A.1    |   Video Storyboard for Video Creation   |      Nov xx, 200x  |
--------------------------------------------------------------------------------------------------


COPYRIGHT RELEASE:

FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Arias Technology ("Assignor"), located in Arlington Heights, IL, hereby irrevocably transfers and assigns to TechAlt, Inc., a Nevada Corporation, ("Assignee), located at 3311 North Kennicott Ave, Suite A, Arlington Heights, IL 60004, its successors and assigns, in perpetuity, all right (whether now known or hereinafter invented), title, and interest, throughout the world, including any copyrights and renewals or extensions thereto, in "Training Material" as more fully described in the Description of Work attached hereto as Exhibit "1".

IN WITNESS THEREOF, Assignor has duly executed this Agreement.


        TECHALT, INC.:                        CONSULTANT: AS ASSIGNOR
        A NEVADA CORPORATION                  ARIAS TECHNOLOGY, INC.

        BY:                                   BY:
        --------------------------            --------------------------

        TITLE:                                TITLE:
        --------------------------            --------------------------
        DATE:                                 DATE:
        --------------------------            --------------------------